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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 22, 2005

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-21831                                   22-3375134
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      (Commission File Number)                 (IRS Employer Identification No.)

  2 Andrews Drive, West Paterson, NJ                                  07424
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (973) 256-8181
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The Company entered into an employment agreement, dated as of June 22, 2005 with Bernard Albanese, its President and a director of the Company, for the period from June 22, 2005 through June 30, 2006. This employment agreement replaces Mr. Albanese's existing employment agreement which was due to expire on June 30, 2005. Pursuant to the employment agreement, Mr. Albanese receives a base salary of not less than $300,000 per annum; such salary increases, bonuses or other incentive compensation as may be approved by the Board; and other benefits. Under certain circumstances upon the termination of his employment with the Company, Mr. Albanese will also receive severance payments equal to one year's base salary and continuation of other benefits for one year. Further, the employment agreement permits Mr. Albanese to retire at any time during the term of the agreement upon 60 days notice, which notice may not be given until November 1, 2005, and if he elects to do so he is entitled to receive the same severance benefits described above

         The above summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the employment agreements which is attached as Exhibit 10.1 hereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number      Description of Document
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10.1                Employment Agreement, dated as of June 22, 2005,
                    between the Company and Bernard Albanese

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERACTIVE SYSTEMS WORLDWIDE INC.
                                    (Registrant)

Date: June 24, 2005                 By: /s/ James McDade
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                                        James McDade
                                        Vice President - Chief Financial Officer